UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 10, 2006
KLA-TENCOR CORPORATION
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of
Incorporation)

000-09992 (Commission File Number)	04-2564110 (IRS Employer Identification No.)
160 Rio Robles
San Jose, California 95134
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (408) 875-3000
N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On July 11, 2006, KLA-Tencor Corporation and ADE Corporation issued a joint press release announcing that KLA-Tencor’s acquisition of ADE will be delayed pending approval from German antitrust authorities. The acquisition has already been cleared by the antitrust authorities in the United States and in all other applicable jurisdictions.
German authorities have notified KLA-Tencor that a Phase II investigation of the proposed acquisition of ADE by KLA-Tencor has begun. KLA-Tencor and ADE stated that they will continue to cooperate with the German authorities to facilitate a timely review. Both firms are confident that the acquisition will ultimately receive clearance.
The special meeting of ADE stockholders to consider the acquisition will be held as scheduled on July 13, 2006. Assuming that the acquisition receives stockholder approval, the parties anticipate that the acquisition will be completed once German antitrust clearance is obtained.
Warning Concerning Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and federal securities law. Such forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Those statements that make reference to expectations, predictions, beliefs, and assumptions should be considered forward-looking statements. These statements include, but are not limited to, those associated with the expected closing time for the proposed merger and the obtaining of clearance from German antitrust authorities. These statements involve risks and uncertainties including those associated with the failure of ADE shareholders to approve the proposed merger; delays in obtaining, or adverse conditions contained in, the German antitrust authorities’ regulatory approvals; failure to consummate or delay in consummating the proposed merger for other reasons, changes in laws or regulations and other similar factors. Further information on potential factors that could affect KLA-Tencor’s or ADE’s respective businesses is contained in their reports on file with the Securities and Exchange Commission including their respective Form 10-K’s. KLA-Tencor and ADE are under no obligation to (and expressly disclaim any such obligation to) update or alter their respective forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION
Date: July 11, 2006	By:	/s/ Stuart J. Nichols
		Name:	Stuart J. Nichols
		Title:	Vice President and General Counsel